                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): NOVEMBER 24, 1999

                              M&T BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


        1-9861                                           16-0968385
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


ONE M&T PLAZA, BUFFALO, NEW YORK                           14203
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (716) 842-5445


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      M&T Bank Corporation announced on November 24, 1999 that its Board of Directors had authorized M&T Bank Corporation to repurchase up to 190,465 shares of its common stock, and disclosed that a previously reported repurchase program authorized in February 1999 had been completed on November 22, 1999, with the repurchase of an aggregate of 134,342 shares of common stock. The public announcement of the new stock repurchase program was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

      The following exhibit is filed as a part of this report:

            Exhibit No.
            -----------

                99          News release. Filed herewith.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    M&T BANK CORPORATION


Date: November 24, 1999             By: /s/ Michael P. Pinto
                                        ----------------------------------------
                                        Michael P. Pinto
                                        Executive Vice President
                                        and Chief Financial Officer


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

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Report Dated: NOVEMBER 24, 1999     Commission File Number: 1-9861


                              M&T BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    EXHIBITS

                                  EXHIBIT INDEX


Exhibit No.
-----------

    99           News Release. Filed herewith.


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